UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2021 (April 29, 2021)

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EOG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EOG RESOURCES, INC.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    (e)    In March 2021, the Board of Directors (Board) of EOG Resources, Inc. (EOG) and the Compensation Committee of the Board (Compensation Committee) approved the EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan (2021 Stock Plan), subject to stockholder approval at EOG’s 2021 annual meeting of stockholders (2021 Annual Meeting), which approval the Board recommended. As further discussed below under Item 5.07, EOG’s stockholders approved the 2021 Stock Plan at the 2021 Annual Meeting held on April 29, 2021 (Effective Date).

The 2021 Stock Plan is a successor to the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (2008 Stock Plan) and, accordingly, no new grants will be made under the 2008 Stock Plan from and after the Effective Date. The 2021 Stock Plan has a term of 10 years and, accordingly, no awards may be granted under the 2021 Stock Plan after April 29, 2031.

The 2021 Stock Plan authorizes the issuance of up to 20,000,000 shares of EOG common stock, plus any shares of EOG common stock that are subject to outstanding awards under the 2008 Stock Plan as of the Effective Date that are subsequently canceled, forfeited, expire or are otherwise not issued or are settled in cash.

Employees of EOG and its affiliates and non-employee directors of EOG will be eligible to receive awards under the 2021 Stock Plan. The Compensation Committee may grant awards under the 2021 Stock Plan in the form of stock-settled stock appreciation rights (SARs); nonqualified stock options; incentive stock options; restricted stock; restricted stock units; and other stock-based awards.

The 2021 Stock Plan also includes the following provisions (among others):

•No Discounted Stock Options or SARs: Stock options and SARs must generally be granted with an exercise price equal to or greater than the fair market value of a share of EOG common stock on the date of grant.

•Limitation on Director Awards: The maximum value of all awards that may be granted to a non-employee director in a single fiscal year is $600,000.

•Minimum Vesting Condition: All awards are subject to a minimum one-year vesting requirement.

•“Double Trigger” Vesting: In connection with a change in control of EOG, a participant must also experience a qualifying termination of employment (as further discussed in the 2021 Stock Plan) in order for the vesting of his or her awards to be accelerated.

•Stockholder Approval Required for Material Amendments: Stockholder approval is required for material amendments to the 2021 Stock Plan, including any increase in the maximum number of shares of EOG common stock that may be issued under the 2021 Stock Plan.

The above summary does not purport to be a complete description of the provisions of the 2021 Stock Plan, and is qualified in its entirety by reference to the text of the 2021 Stock Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Reference is also made to the description of the 2021 Stock Plan set forth on pages 64-73 of EOG’s 2021 proxy statement filed with the United States Securities and Exchange Commission (SEC) on March 19, 2021, and attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

2021 Annual Meeting

The 2021 Annual Meeting was held on April 29, 2021, via live webcast, for the following purposes: (i) to elect nine directors to hold office until EOG’s 2022 annual meeting of stockholders and until their respective successors are duly elected and qualified; (ii) to ratify the appointment by the Audit Committee of the Board of Deloitte & Touche LLP, independent registered public accounting firm, as EOG’s auditors for the year ending December 31, 2021; (iii) to approve the 2021 Stock Plan; and (iv) to hold a non-binding advisory vote on the compensation of EOG’s named executive officers.

At the close of business on March 5, 2021, the record date for the 2021 Annual Meeting, there were 583,646,666 shares of EOG common stock issued, outstanding and entitled to vote at the 2021 Annual Meeting. Proxies for the 2021 Annual Meeting were solicited by the Board pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended) and there was no solicitation in opposition to the Board’s nominees for director.

Vote Results - Election of Directors
Each of the nine nominees for director was duly elected by EOG’s stockholders, with votes as follows:

Nominee	Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes

Janet F. Clark	475,970,759	96.39%	17,781,227	840,997	26,470,824
Charles R. Crisp	466,119,246	94.40%	27,624,439	849,298	26,470,824
Robert P. Daniels	472,871,867	95.77%	20,869,286	851,830	26,470,824
James C. Day	466,516,865	94.48%	27,220,066	856,052	26,470,824
C. Christopher Gaut	471,478,146	95.49%	22,262,755	852,082	26,470,824
Michael T. Kerr	490,051,761	99.12%	4,326,557	214,665	26,470,824
Julie J. Robertson	371,386,295	77.03%	110,697,146	12,509,542	26,470,824
Donald F. Textor	455,438,989	92.24%	38,298,934	855,060	26,470,824
William R. Thomas	475,708,080	96.35%	18,020,428	864,475	26,470,824

Vote Results for Director Nominee Julie J. Robertson; Board Diversity

As indicated above, Julie J. Robertson received a higher number of “against” votes relative to EOG’s other nominees for director. Ms. Robertson has served as a director of EOG since January 2019 and as Chairperson of the Nominating, Governance and Sustainability Committee of the Board (Nominating Committee) since April 2019.

Based on feedback from certain of its stockholders and other stakeholders, EOG believes the vote totals with respect to Ms. Robertson were primarily due to updated voting policies and guidelines of certain of EOG’s stockholders encouraging enhanced proxy statement disclosure regarding the racial/ethnic composition of the Board and progress on board diversity efforts.

On April 27, 2021, EOG filed additional soliciting materials with the SEC to (i) more clearly indicate that, while EOG currently has two female directors on the Board, EOG does not currently have any racially or ethnically diverse Board members and (ii) provide additional disclosure on EOG’s board diversity efforts. To further the progress made in recent years in increasing the diversity of the Board, the Nominating Committee, under Ms. Robertson’s leadership, and the Board are actively seeking racially or ethnically diverse director candidates. In addition, EOG will expand its future disclosures to include the racial/ethnic composition of its Board.

Vote Results - Ratification of Auditors

The appointment of Deloitte & Touche LLP, independent registered public accounting firm, as EOG’s auditors for the year ending December 31, 2021, was ratified by EOG’s stockholders, with votes as follows:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
518,013,383	99.44%	2,874,312	176,112	0

Vote Results - Proposed 2021 Stock Plan

The 2021 Stock Plan was approved by EOG’s stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
482,348,573	97.55%	12,067,353	177,057	26,470,824

Vote Results - “Say-on-Pay” Vote

With respect to the non-binding advisory vote on the compensation of EOG’s named executive officers, as disclosed in EOG’s definitive proxy statement for the 2021 Annual Meeting, the compensation of EOG’s named executive officers was approved by EOG’s stockholders by the following vote:

Shares For	% of Shares Voted	Shares Against	Shares Abstaining	Broker Non-Votes
476,857,339	96.47%	17,414,404	321,240	26,470,824

Item 9.01              Financial Statements and Exhibits.

(d)        Exhibits

10.1    EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan, dated effective as of April 29, 2021 (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8, SEC File No. 333-255691, filed April 30, 2021).

99.1    The section entitled “Item 3. Approval of EOG Resources, Inc. 2021 Omnibus Equity Compensation Plan” appearing on pages 64-73 of the Registrant’s Definitive Proxy Statement (incorporated by reference to pages 64-73 of the Registrant’s Definitive Proxy Statement, SEC File No. 001-09743, filed March 19, 2021).

104     Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: May 3, 2021	By:	/s/ TIMOTHY K. DRIGGERS Timothy K. Driggers Executive Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

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